CONSENT AND FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT

This CONSENT AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of June 2, 2016, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on the signature pages hereto (each a “Lender” and collectively, the “Lenders”) including Oxford in its capacity as a Lender and SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”), immediately prior to the Borrower Change in Name (defined below), MIRAMAR LABS, INC., a Delaware corporation (“Miramar”), immediately after the Borrower Change in Name, MIRAMAR TECHOLOGIES, INC. (“Miramar Technologies” and, together with Miramar, the “Borrower”) with offices located at 2790 Walsh Ave., Santa Clara, CA 95051.

RECITALS
A.    Collateral Agent, the Lenders and the Borrower have entered into that certain Loan and Security Agreement dated as of August 7, 2015 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”). The Lenders have extended credit to the Borrower for the purposes permitted in the Loan Agreement.
B.    Miramar has informed Collateral Agent and the Lenders that it desires to change its corporate name from Miramar Labs, Inc. to Miramar Technologies, Inc. (the “Borrower Name Change”).
C.    The Borrower has requested that Collateral Agent and the Lenders consent to (a) the Borrower Name Change and (b) amend the Loan Agreement to reflect the Borrower Name Change and Collateral Agent and the Lenders have agreed to do so, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Loan Agreement.

2.Consent. Subject to the terms of Section 8 below, Collateral Agent and Lenders hereby consent to the Borrower Name Change and agree that such name change shall not, in and of itself constitute an Event of Default under Section 7.2 of the Loan Agreement.

3.Amendment to Loan Agreement. All references in the Loan Documents to “Borrower” shall mean and refer to MIRAMAR TECHNOLOGIES, INC. MIRAMAR TECHNOLOGIES, INC. shall have all rights and obligations of a Borrower thereunder, and agrees to be bound by all the terms and conditions of the Loan Agreement and the other Loan Documents and hereby makes to Collateral Agent all representations, warranties, grants of security interest and covenants contained in the Loan Agreement and the other Loan Documents as of the date hereof.

4.Limitation of Consent and Amendment.
4.1    The consent set forth in Section 2 and the amendment set forth in Section 3 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.
4.2    This Agreement shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date) and shall remain in full force and effect.
5.Representations and Warranties. Borrower represents and warrants to Collateral Agent on and as of the date hereof as follows:
5.1    (a) the representations and warranties contained in the Loan Documents are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
5.2    Borrower has the power and authority to execute and deliver this Agreement and to perform its obligations under the Loan Agreement;
5.3     The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Agreement have been duly authorized by all necessary action on the part of Borrower;
5.4    The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Agreement do not and will not (a) contravene any material law or regulation binding on or affecting Borrower, (b) constitute an event of default under any material agreement binding on Borrower, (c) contravene any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) conflict with the organizational documents of Borrower;

5.5    The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Agreement do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
5.6    This Agreement has been duly executed and delivered by Borrower and is the binding obligation of each, enforceable against each in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
6.Integration. This Agreement and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

7.Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.Conditions to Effectiveness. The parties agree that this Agreement shall be deemed effective upon:
(a)     the due execution and delivery to Collateral Agent and Lenders of each of the following:

(i)	Officer’s Certificate, attached hereto as Exhibit A, duly executed by Borrower;

(ii)	copies of the amendments to the Operating Documents of Miramar Technologies evidencing Miramar Technologies’ corporate name change;

(iii)	an amended UCC Financing Statement Amendment, reflecting the name change of Miramar Technologies; and
(b)     payment of all Lender Expenses incurred through the date hereof, which may be debited from any of Borrower’s accounts.
9.    Miscellaneous.
9.1    This Agreement shall constitute a Loan Document under the Loan Agreement; the failure to comply with the covenants contained herein shall constitute an Event of Default under the Loan Agreement; and all obligations included in this Agreement (including, without limitation, all obligations for the payment of principal, interest, fees, and other amounts and expenses) shall constitute obligations under the Loan Agreement and secured by the Collateral.

9.2    Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

10.    Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.
[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

COLLATERAL AGENT AND LENDER
OXFORD FINANCE LLC By: /s/ Mark Davis Name: Mark Davis Title: Vice President – Finance, Secretary & Treasurer

LENDER	BORROWER
SILICON VALLEY BANK By: /s/ Michelle Lai Name: Michelle Lai Title: Vice President	MIRAMAR TECHNOLOGIES, INC. (f/k/a MIRAMAR LABS, INC.) By: /s/ R. Michael Kleine Name: R. Michael Kleine Title: President & CEO

[Signature Page to Consent and First Amendment to Loan and Security Agreement]

EXHIBIT A
CORPORATE BORROWING CERTIFICATE
MIRAMAR TECHNOLOGIES, INC.
[TO BE ATTACHED]